UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 10, 2005
(Date of earliest event reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	1-08896 (Commission File No.)	75-2027937 (I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 (Address of Principal Executive Offices)	75225 (Zip Code)

(214) 874-2323
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

     On May 10, 2005, Capstead Mortgage Corporation (the “Company”) issued a press release announcing its execution (via a subsidiary, CMC Real Estate Capital, L.P.) of a master agreement with Crescent Real Estate Capital, L.P. to form and fund up to two partnerships that will invest in a leveraged portfolio of high quality junior liens on commercial real estate.

     A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements And Exhibits

     (c) Exhibits.

           99.1      Press release issued by Capstead Mortgage Corporation dated May 10, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION
May 10, 2005	By:	/s/ PHILLIP A. REINSCH
Phillip A. Reinsch
Senior Vice President and Chief Financial Officer